Exhibit 99.1

FOR IMMEDIATE RELEASE	MEDIA CONTACT:
January 9, 2009	Robin B. Nicol
Verizon Wireless
908.559.7515
Robin.Nicol@verizonwireless.com

VERIZON WIRELESS COMPLETES PURCHASE OF ALLTEL; CREATES

NATION’S LARGEST WIRELESS CARRIER

Acquisition Will Expand Most Reliable Wireless Network and Deliver Advanced

Wireless Broadband Network to Millions More Customers Across the United States

BASKING RIDGE, N.J. – Verizon Wireless, a joint venture of Verizon Communications (NYSE: VZ) and Vodafone (NYSE LSE: VOD), announced today it has completed its purchase of Alltel Corporation, from Atlantis Holdings LLC. Consistent with the terms of the transaction announced on June 5, 2008, Verizon Wireless paid approximately $5.9 billion for the equity of Alltel. Immediately prior to the closing, the Alltel debt associated with the transaction, net of cash, was approximately $22.2 billion

The acquisition expands Verizon Wireless’ network coverage to approximately 290 million people, nearly the entire United States population, and increases the company’s customers by 12.9 million, after conforming adjustments and before required divestitures, making it the largest wireless carrier in the country with more than 83.7 million total customers, based on third quarter 2008 reported results from both companies. Approximately 2.1 million of those total customers are in markets that will be divested by Verizon Wireless in the coming months, as required by the Department of Justice (DOJ) and the Federal Communications Commission (FCC) as a condition of the merger approval.

Market Integration

In markets that will be retained and integrated with Verizon Wireless’ operations, the company will continue to use the Alltel brand for the next several months, as it works to integrate networks, convert billing systems and upgrade high-speed wireless broadband service. Verizon Wireless will maintain Alltel’s existing GSM networks in retained Alltel markets to continue serving the roaming needs of GSM carriers’ customers.

Alltel customers in markets to be retained will receive a letter during the next few weeks informing them about the purchase and the wide array of new and advanced services that will be available to them when they transition to Verizon Wireless, including the latest wireless data services delivered on the nation’s largest 3G high-speed wireless broadband network. In addition, when Alltel systems are upgraded in the near future, Alltel customers will have access to the largest mobile-to-mobile calling community in the country, allowing them to use their mobile-to-mobile minutes for calls with Verizon Wireless customers without using their plan minutes.

Alltel customers do not need to take any action at this time. Customers’ current service plans, prices and features, including My Circle, will remain the same throughout the transition. Verizon Wireless will notify customers, by mail, about any changes that may impact their service in the future. Since Verizon Wireless and Alltel use the same technology platform, the vast majority of customers will be able to use their current handset after the transition to Verizon Wireless. Additional information for customers is available at www.alltel.com.

Verizon Wireless will re-brand Alltel operations in the retained markets in phases, beginning in the second quarter and continuing through the third quarter of 2009, as billing conversions are completed throughout the country. During the transition period, Alltel-branded stores will remain open to serve customers.

Alltel employees below executive level will continue in their present jobs as Verizon Wireless assesses staffing needs required to best serve customers and achieve synergies.

Divestiture Markets

As a condition of the regulatory approvals by DOJ and the FCC that were required to complete the Alltel purchase, Verizon Wireless will divest overlapping properties in 105 markets across 24 states. Alltel operations will be divested in most of these markets. Verizon Wireless will divest its own pre-merger operations in four markets, as well as the Rural Cellular Corporation (RCC) operations in southern Minnesota and western Kansas, operating under the Unicel brand, which Verizon Wireless acquired last August.

Verizon Wireless has placed licenses and assets for the markets to be divested in a management trust. The trust will continue to operate the markets under their current brands until they are sold to one or more buyers. As a result, these markets will not be integrated into Verizon Wireless operations.

Financial Information

Verizon Wireless expects to realize synergies with a net present value, after integration costs, of more than $9 billion, driven by aggregate capital and operating expense savings.

Verizon Wireless used a combination of cash generated from operations, Alltel cash, proceeds from capital markets transactions, and borrowings from lenders under credit facilities, including the borrowing, immediately prior to the acquisition, of $12.35 billion under a new 364-day credit facility, to purchase the equity of Alltel and to acquire and repay Alltel’s debt. Following the completion of a series of financing transactions later today, Alltel and its subsidiaries will have reduced the debt that is owed to third parties to approximately $2.7 billion, which is expected to decline further to approximately $2.5 billion within the next 30 days.

Verizon Wireless announced its agreement, subject to regulatory approval, to acquire Alltel in June 2008. The DOJ approved the transaction in October and the FCC approved it in early November.

EDITOR’S NOTE: A list of markets to be divested, by state and county, appears at the end of this release.

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About Verizon Wireless

Verizon Wireless operates the nation’s most reliable wireless voice and data network, serving 83.7 million customers. Headquartered in Basking Ridge, N.J., with 85,000 employees nationwide, Verizon Wireless is a joint venture of Verizon Communications (NYSE: VZ) and Vodafone (NYSE and LSE: VOD). For more information, go to: www.verizonwireless.com. To preview and request broadcast-quality video footage and high-resolution stills of Verizon Wireless operations, log on to the Verizon Wireless Multimedia Library at www.verizonwireless.com/multimedia.

Alltel Properties that will be sold

State/CMA	Counties

Alabama
Dothan AL MSA (CMA 246);	Dale, Houston
AL RSA 7 (CMA 313);	Butler, Coffee, Covington, Crenshaw, Geneva, Pike

Arizona
AZ RSA 5 (CMA 322);	Gila, Pinal

California
CA RSA 6 (CMA 341);	Inyo, Mono

Colorado
CO RSA 4 (CMA 351);	Chaffee, Custer, Fremont, Lake, Park
CO RSA 5 (CMA 352);	Cheyenne, Elbert, Kit Carson, Lincoln
CO RSA 6 (CMA 353);	Dolores, Hinsdale, La Plata, Montezuma, Ouray, San Juan, San Miguel

CO RSA 7 (CMA 354);	Alamosa, Archuleta, Conejos, Mineral, Rio Grande, Saguache
CO RSA 8 (CMA 355);	Bent, Crowley, Kiowa, Otero, Prowers
CO RSA 9 (CMA 356);	Baca, Costilla, Huerfano, Las Animas

Georgia
Albany GA MSA (CMA 261);	Dougherty, Lee
GA RSA 6 (CMA 376);	Crawford, Harris, Meriwether, Pike, Talbot, Taylor, Upson
GA RSA 7 (CMA 377);	Johnson, Laurens, Washington, Wilkinson
GA RSA 8 (CMA 378);	Bulloch, Burke, Candler, Emanuel, Glascock, Jefferson, Jenkins, Screven, Treutlen, Warren
GA RSA 9 (CMA 379);	Clay, Crisp, Dooly, Macon, Marion, Quitman, Randolph, Schley, Stewart, Sumter, Terrell, Webster
GA RSA 10 (CMA 380);	Ben Hill, Bleckley, Coffee, Dodge, Irwin, Jeff Davis, Montgomery, Pulaski, Telfair, Turner, Wheeler, Wilcox
GA RSA 12 (CMA 382);	Camden, Glynn, Liberty, Long, McIntosh, Wayne
GA RSA 13 (CMA 383);	Baker, Calhoun, Decatur, Early, Grady, Miller, Mitchell, Seminole, Thomas

Idaho
ID RSA 2 (CMA 389);	Adams, Gem, Idaho, Payette, Valley, Washington
ID RSA 3 (CMA 390);	Boise, Custer, Lemhi

Illinois
IL RSA 8 (CMA 401);	Alexander, Franklin, Jackson, Jefferson, Johnson, Massac, Perry, Pulaski, Randolph, Union, Washington, Williamson
IL RSA 9 (CMA 402);	Clay, Edwards, Gallatin, Hamilton, Hardin, Lawrence, Pope, Richland, Saline, Wabash, Wayne, White

Iowa
Sioux City IA-NE MSA (CMA 253);	Woodbury, Dakota
IA RSA 8 (CMA 419);	Crawford, Harrison, Monona, Shelby
IA RSA 16(CMA 427)	Cherokee, Lyon, O’Brien, Osceola, Plymouth, Sioux

Michigan
Muskegon MI MSA (CMA 181)	Muskegon, Oceana

Minnesota
MN RSA 1 (CMA 482);	Kittson, Marshall, Pennington, Red Lake, Roseau
MN RSA 2 (CMA 483);	Beltrami, Clearwater, Lake of the Woods, Mahnomen, Norman

Montana
Billings MT MSA (CMA 268);	Yellowstone
Great Falls MT MSA (CMA 297);	Cascade
MT RSA 1 (CMA 523);	Flathead, Glacier, Lake, Lincoln, Pondera, Sanders, Teton
MT RSA 2 (CMA 524);	Blaine, Chouteau, Hill, Liberty, Toole
MT RSA 4 (CMA 526);	Daniels, Dawson, McCone, Richland, Roosevelt, Sheridan, Wibaux
MT RSA 5 (CMA 527);	Granite, Lewis and Clark, Mineral, Missoula, Powell, Rivalli
MT RSA 6 (CMA 528);	Broadwater, Deer Lodge, Jefferson, Judith Basin, Meagher, Silver Bow, Wheatland
MT RSA 7 (CMA 529);	Fergus, Golden Valley, Musselshell, Petroleum, Stillwater, Sweet Grass
MT RSA 8 (CMA 530);	Beaverhead, Gallatin, Madison, Park
MT RSA 9 (CMA 531);	Big Horn, Carbon, Rosebud, Treasure
MT RSA 10 (CMA 532);	Carter, Custer, Fallon, Powder River, Prairie

Nevada
NV RSA 2 (CMA 544);	Elko, Eureka, Lander
NV RSA 5 (CMA 547);	Lincoln, White Pine

New Mexico
Las Cruces NM MSA (CMA 285)	Dona Ana
NM RSA 1 (CMA 553);	Cibola, McKinley, Rio Arriba, San Juan, Taos
NM RSA 5 (CMA 557);	Grant, Hidalgo, Luna
NM RSA 6 (CMA 558);	Chaves, Eddy, Lee, Lincoln, Otero

North Carolina
Hickory NC MSA (CMA 166);	Alexander, Burke, Catawba
NC RSA 2 (CMA 566);	Avery, Caldwell, Mitchell, Watauga, Yancey
NC RSA 5 (CMA 569);	Anson, Montgomery, Richmond, Scotland

North Dakota
Bismarck ND (CMA 298);	Burleigh, Morton
Fargo-Moorehead ND-MN MSA (CMA 221);	Clay, Cass

Grand Forks ND-MN MSA (CMA 276);	Polk, Grand Forks
ND RSA 1 (CMA 580);	Burke, Divide, McLean, Mountrail, Renville, Ward, Williams
ND RSA 2 (CMA 581);	Benson, Bottineau, Cavalier, McHenry, Pierce, Ramsey, Rolette, Towner
ND RSA 3 (CMA 582);	Barnes, Dickey, Griggs, LaMoure, Nelson, Pembina, Ransom, Richland, Sargent, Steele, Traill, Walsh
ND RSA 4 (CMA 583);	Adams, Billings, Bowman, Dunn, Golden Valley, Grant, Hettinger, McKenzie, Mercer, Oliver, Sioux, Slope, Stark
ND RSA 5 (CMA 584);	Eddy, Emmons, Foster, Kidder, Logan, McIntosh, Sheridan, Stutsman, Wells
Ohio
Lima OH MSA (CMA 158);	Allen, Auglaize, Putnam, Van Wert
Mansfield OH MSA (CMA 231);	Richland
OH RSA 2 (CMA 586);	Erie, Huron, Sandusky, Seneca
OH RSA 3 (CMA 587);	Ashtabula
OH RSA 5 (CMA 589);	Crawford, Hancock, Hardin, Marion, Wyandot
OH RSA 6 (CMA 590);	Ashland, Coshocton, Holmes, Knox, Licking, Morrow, Wayne
South Carolina
Anderson SC MSA (CMA 227)	Anderson
SC RSA 1 (CMA 625);	Oconee
SC RSA 2 (CMA 626);	Abbeville, Edgefield, Greenwood, Laurens, McCormick, Newberry, Saluda
SC RSA 3 (CMA 627);	Cherokee, Chester, Fairfield, Union
SC RSA 7 (CMA 631);	Allendale, Bamberg, Barnwell, Calhoun, Orangeburg
South Dakota
Rapid City SD MSA (CMA 289);	Meade, Pennington
Sioux Falls SD MSA (CMA 267);	Minnehaha
SD RSA 1 (CMA 634);	Butte, Harding, Lawrence, Perkins
SD RSA 2 (CMA 635);	Campbell, Corson, Dewey, Potter, Walworth, Ziebach
SD RSA 3 (CMA 636);	Brown, Edmunds, Faulk, McPherson, Spink
SD RSA 4 (CMA 637);	Clark, Codington, Day, Deuel, Grant, Hamlin, Marshall, Roberts
SD RSA 5 (CMA 638);	Custer, Fall River, Shannon
SD RSA 6 (CMA 639);	Bennet, Gregory, Haakon, Jackson, Jones, Lyman, Mellette, Stanley, Todd, Tripp
SD RSA 7 (CMA 640);	Aurora, Brule, Buffalo, Charles Mix, Davison, Douglas, Hand, Hughes, Hyde, Jerauld, Sully
SD RSA 8 (CMA 641);	Beadle, Brookings, Kingsbury, Lake, Miner, Moody, Sanborn
SD RSA 9 (CMA 642);	Bon Homme, Clay, Hanson, Hutchinson, Lincoln, McCook, Turner, Union, Yankton
Tennessee
TN RSA 8 (CMA 650)	Johnson

Utah
UT RSA 3 (CMA 675);	Juab, Millard, Sanpete, Sevier
UT RSA 4 (CMA 676);	Beaver, Iron, Washington
UT RSA 5 (CMA 677);	Carbon, Daggett, Duchesne, Emery, Grand, Uintah
UT RSA 6 (CMA 678);	Garfield, Kane, Piute, San Juan, Wayne

Virginia
Danville VA MSA (CMA 262);	Pittsylvania, Danville City
VA RSA 1 (CMA 681);	Buchanan, Dickenson, Lee, Russell, Wise, Norton City
VA RSA 8 (CMA 688);	Amelia, Brunswick, Lunenberg, Mecklenburg, Nottoway

Wyoming
Casper WY MSA (CMA 299);	Natrona
WY RSA 1 (CMA 718);	Big Horn, Hot Springs, Park, Washakie
WY RSA 2 (CMA 719);	Campbell, Crook, Johnson, Sheridan, Weston
WY RSA 4 (CMA 721);	Albany, Goshen, Laramie, Niobrara, Platte
WY RSA 5 (CMA 722);	Converse

Verizon Wireless Properties that will be sold
Michigan
MI RSA 5 (CMA 476)	Benzie, Lake, Leelanau, Manistee, Mason, Missaukee, Osceola, Wexford
MI RSA 7 (CMA 478)	Gratiot, Isabella, Mecosta, Montcalm, Newaygo

Minnesota
MN RSA 7 (CMA 488); (see also Unicel)	Chippewa, Kandiyohi, McLeod, Meeker, Nicollet, Renville, Sibley

Nebraska
NE RSA 5 (CMA 537).	Boone, Butler, Colfax, Dodge, Merrick, Nance, Platte, Polk, Saunders, Washington

Unicel (RCC) Properties that will be sold
Kansas
KS RSA 1 (CMA 428);	Cheyenne, Decatur, Rawlins, Sheridan, Sherman, Thomas
KS RSA 2 (CMA 429);	Graham, Norton, Osborne, Phillips, Rooks, Smith
KS RSA 6 (CMA 433);	Gove, Greeley, Lane, Logan, Scott, Wallace, Wichita
KS RSA 7 (CMA 434);	Barton, Ellis, Ness, Pawnee, Rush, Russell, Trego
KS RSA 11 (CMA 438);	Finney, Grant, Hamilton, Haskell, Kearny, Morton, Seward, Stanton, Stevens

KS RSA 12 (CMA 439);	Clark, Ford, Gray, Hodgeman, Meade
KS RSA 13 (CMA 440)	Barber, Comanche, Edwards, Kiowa, Pratt, Stafford
Minnesota
MN RSA 7 (CMA 488) (see also VzW)	Chippewa, Kandiyohi, McLeod, Meeker, Nicollet, Renville, Sibley
MN RSA 8 (CMA 489)	Lac qui Parle, Lincoln, Lyon, Redwood, Yellow Medicine
MN RSA 9 (CMA 490)	Brown, Cottonwood, Jackson, Martin, Murray, Nobles, Pipestone, Rock, Watonwan
MN RSA 10 (CMA 491)	Blue Earth, Faribault, Freeborn, Le Sueur, Rice, Steele, Waseca